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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                                February 27, 1998


                              TEARDROP GOLF COMPANY
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             (Exact name of Registrant as specified in its Charter)


         DELAWARE                  0-29014                52-105660
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  (State or other juris-         (Commission             (IRS Employer
  diction of incorporation)      File Number)         Identification Number)


 1080 LOUSONS ROAD, UNION, NEW JERSEY                        07083
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(Address of principal executive office)                   (Zip Code)


      Registrant's telephone number including area code: (908) 688-4445
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                                 NOT APPLICABLE
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        (Former name and former address, as changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Rothstein, Kass & Company, P.C. ("Rothstein Kass") were the predecessor principal accountants for TearDrop Golf Company (the "Company"). The Company has decided to dismiss Rothstein Kass as auditors of the Company. The "Effective Date of Dismissal" is considered to have been February 27, 1998.

         Rothstein Kass's report on the Company's financial statements as of December 31, 1995 was initially qualified as to uncertainty regarding the Company's ability to continue as a going concern. In reissuing such report in connection with the December 31, 1996 audit, the qualification was removed and the report contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to change accountants was ratified by the Audit Committee of the Company's Board of Directors.

         During the two most recent fiscal years prior to the Effective Date of Dismissal and all subsequent interim periods preceding the date hereof, there were no disagreements between the Company and Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rothstein Kass, would have caused Rothstein Kass to make reference to the subject matter of disagreement in connection with Rothstein Kass's reports.

         Rothstein Kass has furnished the Company with a letter addressed to the Securities and Exchange Commission (the "Commission") stating that Rothstein Kass agrees with the statements made by the Company in paragraphs 1, 2, 4 and 5 of this Item 4(a). A copy of the letter from Rothstein Kass to the Commission is filed as Exhibit 16 hereto.

(b) Effective February 27, 1998 (the "Effective Date of Engagement"), the Company engaged Ernst & Young LLP ("E&Y") as its principal accountants.

         During the two most recent fiscal years prior to the Effective Date of Engagement and all subsequent interim periods preceding the date hereof, the Company has not consulted E&Y regarding any matters or events as set forth in
Item 304(a)(2) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits. Letter from Rothstein, Kass & Company, P.C. to the Commission dated March 2, 1998 has been filed as Exhibit 16 to this Current Report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TEARDROP GOLF COMPANY


Dated:  March 3, 1998                       By:   /s/ Rudy A. Slucker
                                               -------------------------
                                            Name:  Rudy A. Slucker
                                            Title: President and Chief
                                                   Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.         Description
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16                  Letter from Rothstein, Kass & Company, P.C. to the
                    Commission dated March 2, 1998